                                                        Aggressive Growth Fund
                                                             Growth Stock Fund

(various photos demonstrating service and guidance, professional management and goals)


service and guidance



                                                  professional management

goals
                                                                          1999
                                                                 Annual Report



DELAWARE
INVESTMENTS
=====================
Philadelphia o London
commitment


                                                                  growth of
                                                                       capital

tradition


A TRADITION OF SOUND INVESTING


Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds reach their financial goals.
   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
   Delaware Investments manages approximately $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

A Commitment
To Our Investors

                                                  (photo of computer keyboard)

                         (photo of illustration from Growth of Capital Brochure)


Fund Objectives

Aggressive Growth Fund
Seeks long-term capital appreciation.

Growth Stock Fund
Seeks long-term capital appreciation through investments in equity securities diversified among individual companies and industries.

Table of Contents

Letter to Shareholders                                       Page           1
Portfolio Manager Reviews                                    Page           3
   Aggressive Growth Fund                                    Page           3
   Growth Stock Fund                                         Page           6
Performance Summary                                          Page           9
Statements of Net Assets                                     Page          11
Financial Highlights                                         Page          15

June 18, 1999
                                                                      growth of
                                                                       capital

                                                                          1

Dear Shareholder:

As we concluded fiscal 1999 on April 30, the Dow Jones Industrial Average was just days away from crossing the 11,000 mark for the first time in the history of the U.S. stock market. Only one month earlier, the Dow broke 10,000 for the first time. The stock market moved steadily higher amid continued strength in the U.S. economy, now in its ninth consecutive year of expansion.
   Just three months into our fiscal year last July, many investors questioned the nation's ability to sustain economic growth as financial crises swept through Russia, Latin America and the Pacific Rim. As U.S. corporate profits also slowed, both domestic and foreign investors fled riskier investments in stocks and non-government bonds for the safety of U.S. Treasuries.
   During this uncertain period from mid-July through the end of September, the average stock in the unmanaged large-company Standard & Poor's 500 Index lost 19% of its value. The Federal Reserve Board responded by lowering its target for short-term interest rates, which helped bolster investor confidence and stock prices in late 1998.
   During the first few months of 1999, the S&P 500 was led by a narrow group of large company growth stocks. The demand for rapid earnings and revenue growth caused investors to focus almost exclusively on stocks of larger companies. This bias took a toll on the stock performance of small and mid-size companies.
   We are pleased to report that Aggressive Growth Fund, which invests in companies of all sizes, had a total return of 28.43% for the 12 months ended April 30, 1999 (for Class A shares at net asset value with distributions reinvested). Aggressive Growth Fund outperformed the S&P 500 and comparable growth funds, as shown below.

THE STOCK MARKET MOVED STEADILY HIGHER AMID CONTINUED STRENGTH IN THE U.S. ECONOMY, NOW IN ITS NINTH CONSECUTIVE YEAR OF EXPANSION.

ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------
                                                         12 Months Ended
                                                          April 30, 1999
-------------------------------------------------------------------------
Aggressive Growth Fund A Class                                +28.43%
Growth Stock Fund A Class                                     + 9.56%
-------------------------------------------------------------------------
Lipper Growth Fund Average (1035 funds)                       +15.05%
Standard & Poor's 500 Index                                   +21.83%
-------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. For complete performance for all Classes, see pages 9 and 10. The S&P 500 is a commonly used index of mostly large company stocks. You cannot invest directly in an index. Past performance does not guarantee future results.

for growth
of capital

   2

We attribute Aggressive Growth Fund's superior performance to strong stock selection in the technology, consumer and financial services industries.
   Growth Stock Fund had a total return of +9.56% for the period (for Class A shares at net asset value with distributions reinvested), less than half that of the S&P 500. The Fund had a relatively small allocation in technology companies compared to the S&P 500. Considering that technology provided roughly half of the Index's return during our fiscal year, our smaller allocation to this sector was a primary reason for Growth Stock Fund's underperformance.
   On the pages that follow, Aggressive Growth Fund's lead portfolio manager, Gerald S. Frey, and Growth Stock Fund's portfolio manager, James King, review their investment selection processes and discuss some of the individual investments that impacted Fund performance in fiscal 1999. They also share their outlook for U.S. equities in the coming year.
   With many opportunities still ahead, we look forward to working with you to make the most of your mutual fund investments. Your future awaits and we're committed to helping you get there in the new millennium.

Sincerely,

/s/ Wayne A. Stork
--------------------------------------
Wayne A. Stork
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

overview
                                                                    for growth
                                                                    of capital

                                                                        3

Portfolio Manager Reviews

Aggressive Growth Fund

Gerald S. Frey
Senior Portfolio Manager
May 15, 1999

Aggressive Growth Fund's results for fiscal 1999 were extremely strong. Though the Fund declined 10.61% amid market turbulence in the first six months of the period, the Fund recovered its losses nearly three-fold during the second fiscal half to finish with a 28.43% return. (Class A shares with distributions reinvested and without the effect of the sales charge.)
   As we mentioned in the Fund's semi-annual report, Aggressive Growth Fund's performance is closely tied to short-term changes in investor sentiment about earnings and growth prospects for stocks in the portfolio. In the first half of our fiscal year, that effect was negative. But improving investor sentiment in late 1998 and early 1999 had a positive impact on the performance of many Fund holdings.
   Technology, about 22% of the portfolio at fiscal year-end, was our best performing stock group through the end of April. Stocks with strong returns included America Online Inc., one of the largest internet service providers, and Gemstar Development Corporation, a developer of programming systems such as "VCR Plus" and "TV Guide Plus" used to enhance television viewing.
   Our investment in FORE Systems, Inc., a leading global supplier of high performance Internet switching equipment, also boosted Fund performance. FORE Systems was recently acquired by General Electric Company, plc, (GEC) of Europe.


                                                                  aggressive
                                                                     growth
                                                                         fund

                AGGRESSIVE GROWTH FUND'S STOCK SELECTION PROCESS
              ----------------------------------------------------

                           All Market Capitalizations

           High and Consistent or Accelerating Earnings Growth Rates

                  Industry                       Special
                  Specific                     Situations
                  Dynamics

                                Aggressive Growth
                                 Fund Portfolio

Aggressive Growth Fund's management evaluates companies of all sizes and selects only those stocks it believes have the greatest potential for high or accelerating earnings growth.

for growth
of capital

   4

   In addition to our technology holdings, Aggressive Growth Fund also benefited from the solid performance of individual issues in the consumer and financial services industries including Outback Steakhouse, a popular restaurant chain, and Capital One Financial Corporation, one of the world's largest issuers of credit cards.
   Avoiding health care stocks worked in our favor. Many investors soured on health care stocks during fiscal 1999 due to negative feelings surrounding Medicare reform.
   When we select stocks for the portfolio, we look for companies whose earnings growth rates appear to be accelerating or consistently high. During the past 12 months, we sold several stocks that no longer met these criteria, including Advanced Fibre Communications and Pacific Gateway Exchange, both telecommunications services companies, and Oracle Corporation, a large software company. All three companies had earnings shortfalls that caused us to remove them from the portfolio.

AGGRESSIVE GROWTH FUND'S HOLDINGS
BY MARKET CAPITALIZATION
-----------------------------------------------------------------------
AS OF APRIL 30, 1999

Company                                                  Percentage of
Market Capitalization                                  Portfolio Assets
-----------------------------------------------------------------------
Under $1 billion                                            8.3%
$1 billion - $5 billion                                    43.1%
$5 billion - $10 billion                                    9.2%
$10 billion and over                                       39.4%


AGGRESSIVE GROWTH FUND PERFORMANCE SURPASSES PEERS
AVERAGE ANNUAL TOTAL RETURNS

                                                                                       Lipper Growth Fund
                                                Aggressive Growth Fund     S&P 500     Category (1035 Funds)
1 Year                                                  28.43%              21.83%           15.05%
3 Years                                                 38.51%              29.07%           21.53%
Lifetime May 16, 1994 - April 30, 1999                  30.11%              26.95%           21.13%

Source: Lipper Analytical. The performance shown above includes the reinvestment of distributions, but does not include the effect of sales charges. Past performance is not a guarantee of future results. Return and share value fluctuate so that shares when redeemed may be worth more or less than the original investment. Performance for other share classes will differ due to varying charges and expenses. Complete performance for all classes can be found on page 9.

                                                                     for growth
                                                                     of capital

                                                                         5

AGGRESSIVE GROWTH FUND
SECTOR ALLOCATION AND PORTFOLIO HIGHLIGHTS
APRIL 30, 1999



                                       Aggressive              S&P 500
                                      Growth Fund               Index
-------------------------------------------------------------------------
Median Market
   Capitalization                    $4.2 billion            $8.3 billion
Number of Stocks                         58                     500
Average Stock Price-to
   Earnings Ratio                       29.9x                  25.46x
Top Sector                           Technology              Technology
Beta*                                   1.53                    1.0
-------------------------------------------------------------------------
  P/Es are based on analysts' forward earnings estimates.
* A measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility. Thus a 1.53 beta means the Fund's historical volatility has been 53% higher than the Index.


Technology                                                     21.7%
Financials                                                     19.6%
Retailing                                                      12.4%
Electronics & Electrical Equipment                              7.9%
Cable/Media                                                     8.2%
Leisure/Lodging                                                 6.3%
Basic Industry                                                  2.7%
Telecommunications                                              3.1%
Consumer Products                                               3.5%
Other                                                           3.5%
Cash                                                           11.1%

OUTLOOK
During fiscal 1999, a combination of low interest rates, low inflation and a growing U.S. economy provided a near-perfect environment for U.S. companies to increase earnings. We believe that in fiscal 2000 a rebounding international marketplace will add to this favorable environment, helping high quality stocks to perform well.
   The caveat to this positive environment is that investors continue to put pressure on large companies to meet or beat earnings estimates. We believe the biggest fundamental problem facing the equity market today is earnings shortfalls by individual companies. As we saw last year, earnings disappointments can dramatically alter investors' perceptions of the market.
   As always, we seek companies that we believe can perform well over time, regardless of economic conditions. Our focus on companies with strong growth prospects across all market capitalizations provides added diversification. We believe this can help the Fund offset unexpected downturns in any particular industries or companies of a specific size, and allow the Fund to tap into growth trends across all sectors and market capitalizations.

outlook
for growth
of capital

   6

Growth Stock Fund

JAMES KING
Voyageur Asset Management, LLC
Senior Portfolio Manager
May 15, 1999

Growth Stock Fund had a positive total return of +9.56% for the 12 months ended April 30, 1999. Though this performance is in line with average stock returns over the history of the market, the Fund underperformed the S&P 500 Index and the Lipper Growth Fund Average during fiscal 1999.
   We believe there are two primary reasons for this:

o The first reason is that our investment discipline steered us away from owning technology stocks, the best performing stock group during fiscal 1999.
o The second is that once we choose stocks for the portfolio, we have approximately the same allocation to each stock. This is very different than the S&P 500 which bases allocation on market capitalization (company asset size). Our allocation method did not work to our advantage during the past 12 months as we explain below.

STOCK SELECTION BASED ON
DEMONSTRATED RESULTS
Our stock selection process is based on demonstrated, rather than anticipated, results. We look for stocks with these characteristics:

o High quality ratings (A+ or A) by Standard & Poor's;
o Consistency of long-term earnings growth and dividend increases (measured over a 10-year period);
o Low stock prices relative to earnings.

growth
  stock fund


GROWTH STOCK FUND
TOP 10 HOLDINGS
------------------------------------------------------------------------------
APRIL 30, 1999

Security                         Market Value    % of Net Assets    S&P Rating
------------------------------------------------------------------------------
Shell Transport and Trading       $2,680,812         5.03%             A-
Royal Dutch Petroleum             $2,640,937         4.96%             A-
Hewlett-Packard                   $2,366,250         4.44%             A
Sigma-Aldrich                     $2,344,500         4.40%             A+
Anheuser Busch                    $2,266,875         4.25%             A
Sherwin-Williams                  $2,241,000         4.21%             A+
Grainger (W.W.)                   $2,208,250         4.14%             A
Illinois Tool Works               $2,156,000         4.05%             A+
Automatic Data Processing         $2,136,000         4.01%             A+
Sysco                             $2,078,125         3.90%             A+
                                                                     for growth
                                                                     of capital

                                                                         7

   Of the 6,000 publicly traded companies in the U.S., only about 245 companies qualify for an A or A+ rating from Standard & Poor's. Companies with ratings of A+ and A have historically been the most consistent at expanding their profits. From that quality universe, we narrow our selection to roughly 30 stocks based on the second and third selection characteristics listed on page 6.
   The Fund's sector allocation, shown below, is a by-product of this investment process. We typically have larger weightings in consumer staples industries such as food, beverage and tobacco because companies in these sectors have traditionally increased their dividends and earnings more consistently. These companies tend to be defensive in a declining market.
   Because the majority of technology companies do not meet S&P's criteria to be rated A or A+, most technology stocks have not met our selection guidelines for the Growth Stock Fund portfolio. Our low exposure in this sector hurt our performance in fiscal 1999; technology stocks accounted for almost half the S&P 500's return.

EQUAL WEIGHTING FOR
LONG-TERM RETURN
Equal weighting simply means that we place approximately the same emphasis on each stock in the portfolio. In Growth Stock Fund, we would allocate approximately the same percentage of the Fund's portfolio to a $5 billion company as to a $100 billion company. In the S&P 500, the $100 billion company would have a much larger allocation and thus greater impact on the Index's return than the $5 billion company. Much of the S&P 500's return has depended on the substantial weighting of a select number of very large companies.


long-term
      return

GROWTH STOCK FUND
SECTOR ALLOCATION AND PORTFOLIO HIGHLIGHTS
------------------------------------------------------------------------------
APRIL 30, 1999
                                             Growth               S&P 500
                                           Stock Fund              Index
------------------------------------------------------------------------------
Median Market
   Capitalization                         $19.5 billion         $8.3 billion
Number of Stocks                              24                    500
Average Stock Price-to
   Earnings Ratio                            23.5x                  25.5x
Top Sector                               Food, Beverage
                                           & Tobacco              Technology
Beta*                                        0.75                    1.00
------------------------------------------------------------------------------
  P/Es are based on analysts' forward earnings estimates.
* A measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility. Thus a 0.75 beta means the Fund's historical volatility has been 25% lower than the Index.

Food, Beverage & Tobacco                                       19.3%
Retailing                                                      10.9%
Energy                                                         10.0%
Health Care and Pharmaceuticals                                 9.2%
Technology                                                      8.5%
Packaging and Containers                                        7.9%
Financial                                                       7.5%
Basic Industry                                                  4.4%
Industrial Machinery                                            4.1%
Auto Parts                                                      3.5%
Electronics                                                     3.4%
Cable/Media                                                     3.5%
Cash                                                            7.8%
for growth
of capital

  8

   Why do we weight our holdings equally? Research shows that over the last 40 years, equal weighting has outperformed capitalization-based weighting 58% of the time. (Source: The Leuthold Group). We believe these results will hold true over the long term in spite of recent trends where the largest companies have had the most price appreciation.

PORTFOLIO POSITIONING
AND OUTLOOK
During the past 12 months, we sold several long-term holdings including Sara Lee, whose earnings quality was downgraded from an A+ to B+ by S&P, and therefore no longer met our selection standards. We also sold Home Depot and Electronic Data Systems (EDS), both of which we thought were overvalued.
   We purchased the stocks of two technology companies that met our criteria for consistent earnings and dividend growth: Automatic Data, a company that produces payrolls for large corporations, and Intel, a leader in the personal computing industry. Both companies represent about 4% of net assets and are currently rated A+ and A, respectively.
   Typically, our turnover is very low - less than 20%, on average, over the past five years. But recently we've had more activity due to volatility in the stock market. During fiscal 1999, our portfolio turnover rate was 36% as we reduced the number of portfolio holdings from 30 stocks to 24 stocks because there was a lack of companies that we thought were selling at reasonable prices relative to their earnings.
   We believe the U.S. economy is very strong. Corporate profit levels, which have increased somewhat in 1999, also appear attractive to us. We will continue to seek companies with strong earnings histories and a solid long-term outlook based on a demonstrated ability to deliver consistent results.


outlook
                                                                    for growth
                                                                    of capital

                                                                       9

Performance Summary

AGGRESSIVE GROWTH FUND PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
------------------------------------------------------------
MAY 16, 1994 TO APRIL 30, 1999
Includes 5.75% front-end sales charge

                                         Lipper Growth Fund
                S&P 500 Composite        Average (399 funds)
May  '94            $10,000                   $10,000
Jun. '94            $ 9,755                   $ 9,663
Sep. '94            $10,232                   $10,192
Dec. '94            $10,230                   $10,053
Mar. '95            $11,226                   $10,808
Jun. '95            $12,298                   $11,867
Sep. '95            $13,275                   $12,908
Dec. '95            $14,075                   $13,218
Mar. '96            $14,830                   $13,935
Jun. '96            $15,496                   $14,555
Sep. '96            $15,975                   $14,996
Dec. '96            $17,306                   $15,828
Mar. '97            $17,770                   $15,719
Jun. '97            $20,872                   $18,210
Sep. '97            $22,436                   $20,112
Dec. '97            $23,080                   $19,916
Mar. '98            $26,299                   $22,515
Jun. '98            $27,168                   $22,961
Sep. '98            $24,465                   $19,886
Dec. '98            $29,675                   $24,470
Mar. '99            $31,158                   $25,534
Apr. '99            $32,364                   $26,165

                      Aggressive Growth Fund Class A
May  '94                          $ 9,425
Aug. '94                          $ 9,725
Nov. '94                          $ 9,516
Feb. '95                          $ 9,383
May  '95                          $10,152
Aug. '95                          $11,643
Nov. '95                          $12,089
Feb. '96                          $12,149
May  '96                          $14,315
Aug. '96                          $12,911
Nov. '96                          $15,522
Feb. '97                          $14,557
May  '97                          $16,301
Aug. '97                          $19,950
Nov. '97                          $22,208
Feb. '98                          $24,219
May  '98                          $24,700
Aug. '98                          $20,971
Nov. '98                          $26,316
Feb. '99                          $30,031
Apr. '99                          $34,381

Chart assumes $10,000 invested on May 16, 1994, a 5.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Effective November 2, 1998, the maximum sales charge was raised from 4.75% to 5.75% for investments less than $50,000. Past performance does not guarantee future results. Lipper Growth Fund Average does not include sale charges.

AGGRESSIVE GROWTH FUND PERFORMANCE
--------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH APRIL 30, 1999

                                             Lifetime     One Year
--------------------------------------------------------------------
Class A (Est. 5/16/94)
   Excluding Sales Charge                    +29.62%      +28.43%
   Including Sales Charge                    +28.08%      +21.08%
--------------------------------------------------------------------
Class B (Est. 4/16/96)
   Excluding Sales Charge                    +40.74%      +27.41%
   Including Sales Charge                    +40.25%      +22.41%
--------------------------------------------------------------------
Class C (Est. 5/20/94)
   Excluding Sales Charge                    +28.70%      +27.45%
   Including Sales Charge                    +28.70%      +26.45%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year. Class C shares have no front-end sales charge and a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Expense limitations were in effect for all classes for the periods shown above. Performance would have been lower if the limitations were not in effect.

The average annual total return for the lifetime period and the annual return for the one-year period for Aggressive Growth Fund's Institutional Class (Est. 8/29/97), which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were 29.76% and 28.73%, respectively.

                                                                    for growth
                                                                    of capital

                                                                       10

GROWTH STOCK FUND PERFORMANCE
--------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
10 YEARS ENDED APRIL 30, 1999

                         Growth Stock Fund Class A        S & P 500 Index
Apr. '89                          $ 9,425                     $10,000
Apr. '90                          $10,790                     $11,055
Apr. '91                          $11,996                     $13,003
Apr. '92                          $14,858                     $14,828
Apr. '93                          $15,071                     $16,197
Apr. '94                          $15,126                     $17,059
Apr. '95                          $17,691                     $20,038
Apr. '96                          $22,110                     $26,092
Apr. '97                          $25,412                     $32,650
Apr. '98                          $34,373                     $46,059
Apr. '99                          $37,658                     $56,114

Chart assumes $10,000 invested on April 30, 1989, a 5.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Effective November 2, 1998, the maximum sales charge was raised from 4.75% to 5.75% for investments less than $50,000. Past performance does not guarantee future results.

GROWTH STOCK FUND PERFORMANCE
-------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH APRIL 30, 1999

                                  Lifetime    Ten Years   Five Years   One Year
-------------------------------------------------------------------------------
Class A (Est. 8/1/85)
   Excluding Sales Charge          +16.33%     +14.69%      +20.01%      +9.56%
   Including Sales Charge          +15.83%     +14.01%      +18.59%      +3.26%
-------------------------------------------------------------------------------
Class B (Est. 9/8/95)
   Excluding Sales Charge          +19.34%                               +8.72%
   Including Sales Charge          +18.82%                               +3.72%
-------------------------------------------------------------------------------
Class C (Est. 10/21/95)
   Excluding Sales Charge          +18.60%                               +8.72%
   Including Sales Charge          +18.60%                               +7.72%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year. Class C shares have no front-end sales charge and a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Expense limitations were in effect for all classes for the periods shown above. Performance would have been lower if the limitation were not in effect.

The average annual total return for the lifetime period, and annual return for the one-year period ended for Growth Stock Fund's Institutional Class (Est. 8/29/97), which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +16.40% and +9.79%, respectively.

Financial Statements

VOYAGUER MUTUAL FUNDS III, INC. - AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS
APRIL 30, 1999

--------------------------------------------------------------------------------
                                                       NUMBER OF    MARKET
                                                        SHARES      VALUE
--------------------------------------------------------------------------------
 COMMON STOCK - 88.89%
 BANKING, FINANCE & INSURANCE - 19.61%
 Ambac Financial Group ................................   105,500  $6,369,562
 Capital One Financial ................................    55,000   9,552,813
 Citigroup ............................................   130,000   9,782,500
 Federal Home Loan ....................................   100,000   6,275,000
 First American (Tennessee) ...........................   151,000   5,860,688
 MBIA .................................................    50,000   3,359,375
 MBNA .................................................   160,000   4,510,000
 Paine Webber Group ...................................    75,000   3,520,313
 Toronto Dominion Bank ................................   140,000   7,481,250
                                                                  -----------
                                                                   56,711,501
                                                                  -----------
 BUILDINGS & MATERIALS - 0.58%
*Comfort Systems USA ..................................   106,200   1,672,650
                                                                  -----------
                                                                    1,672,650
                                                                  -----------
 CABLE, MEDIA & PUBLISHING - 8.16%
*CBS ..................................................   175,000   7,973,438
*Chancellor Media - Class A ...........................    58,700   3,219,328
*Clear Channel Communications .........................    30,000   2,085,000
*Consolidated Graphics ................................   125,000   5,328,125
 TCA Cable TV .........................................   100,000   4,981,250
                                                                  -----------
                                                                   23,587,141
                                                                  -----------
 CAPITAL GOODS - 2.58%
*Mettler-Toledo International .........................   285,500   7,458,688
                                                                  -----------
                                                                    7,458,688
                                                                  -----------
 COMPUTERS & TECHNOLOGY - 21.74%
*America Online .......................................    25,000   3,568,750
*BMC Software .........................................    50,000   2,151,563
*Cisco Systems ........................................    30,000   3,422,813
*Citrix Systems .......................................    80,000   3,402,500
*Concord Communications ...............................    68,300   3,064,963
*FORE Systems .........................................   311,400  10,490,288
*Informatica ..........................................    22,000     624,250
 International Business Machines ......................    25,000   5,229,688
*Intuit ...............................................    30,000   2,581,875
*Ivillage .............................................    27,500   2,179,375
*Legato Systems .......................................   120,000   4,863,750
*Network Appliance ....................................   106,000   5,336,438
 Nortel Networks ......................................    36,000   2,454,750
*Onemain.com ..........................................    50,000   1,585,938
*Peregrine Systems ....................................   175,000   3,948,438
*Platinum technology ..................................   110,000   2,808,438
*Teradyne .............................................    35,600   1,679,875
*Veritas Software .....................................    48,500   3,455,625
                                                                  -----------
                                                                   62,849,317
                                                                  -----------
 CONSUMER PRODUCTS - 3.46%
*Gemstar International Group Limited ..................    95,000   9,995,781
                                                                  -----------
                                                                    9,995,781
                                                                  -----------
                                                        for growth of capital 11

--------------------------------------------------------------------------------
                                                       NUMBER OF    MARKET
                                                        SHARES      VALUE
--------------------------------------------------------------------------------
 COMMON STOCK (CONTINUED)
 ELECTRONICS & ELECTRICAL EQUIPMENT - 7.88%
*Applied Materials ....................................    68,500   $3,671,172
*Applied Micro Circuits ...............................    49,000    2,613,844
*Micrel ...............................................   100,000    5,900,000
 Motorola .............................................    62,000    4,967,750
 Texas Instruments ....................................    55,000    5,616,875
                                                                  ------------
                                                                    22,769,641
                                                                  ------------
 ENVIRONMENTAL SERVICES - 2.13%
*Republic Services - Class A ..........................   300,000    6,168,750
                                                                  ------------
                                                                     6,168,750
                                                                  ------------
 LEISURE, LODGING & ENTERTAINMENT - 6.27%
*Bally Total Fitness Holdings .........................    60,000    1,455,000
*Extended Stay America ................................   216,300    2,271,150
*Outback Steakhouse ...................................   220,500    7,924,219
*Papa John's International ............................   114,600    4,605,488
 Royal Caribbean Cruises ..............................    50,900    1,880,119
                                                                  ------------
                                                                    18,135,976
                                                                  ------------
 RETAIL - 12.43%
*American Eagle Outfitters ............................    72,000    5,388,750
*Bed Bath & Beyond ....................................    45,000    1,608,750
*Children's Place .....................................    40,000    1,447,500
*Cost Plus ............................................   143,600    5,052,925
 Home Depot ...........................................   101,800    6,101,638
 Intimate Brands ......................................   105,600    5,280,000
*Linens `n Things .....................................   100,000    4,575,000
*Staples ..............................................   187,000    5,615,844
*Tuesday Morning ......................................    45,000      880,316
                                                                  ------------
                                                                    35,950,723
                                                                  ------------
 TELECOMMUNICATIONS - 3.15%
*American Tower - Class A .............................   255,000    5,402,813
*MCI Worldcom .........................................    45,000    3,697,031
                                                                  ------------
                                                                     9,099,844
                                                                  ------------
 TEXTILES, APPAREL & FURNITURE - 0.90%
 Nike .................................................    42,000    2,611,861
                                                                  ------------
                                                                     2,611,861
                                                                  ------------
 Total Common Stock (cost $213,218,486) ................           257,011,873
                                                                  ------------

                                                       PRINCIPAL
                                                        AMOUNT
                                                     ------------
 FEDERAL AGENCY (DISCOUNT NOTES) - 12.74%
 Federal Home Loan Bank
   4.76% 5/26/99 ...................................... $3,760,000   3,747,571
 Federal Home Loan Mortgage Corporation
   4.75% 5/14/99 ......................................  6,675,000   6,663,650
 Federal Home Loan Mortgage Corporation
   4.75% 6/4/99 ....................................... 17,180,000  17,103,561

12 for growth of capital

STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                      PRINCIPAL        MARKET
                                                       AMOUNT          VALUE
                                     -------------------------------------------
FEDERAL AGENCY (DISCOUNT NOTES)
   (CONTINUED)
Federal Home Loan Mortgage Corporation
   4.76% 5/13/99 .....................................   $894,000    $  892,581
Federal Home Loan Mortgage Corporation
   5.70% 5/26/99 .....................................  5,750,000     5,731,233
Federal Home Loan Mortgage Corporation
   5.74% 5/17/99 .....................................  2,700,000     2,694,350
                                                                   ------------
Total Federal Agency (cost $36,832,946) ..............               36,832,946
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES - 101.63%
   (cost $250,051,432) ........................................... $293,844,819
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (1.63%) ........   (4,708,797)
                                                                   ------------
NET ASSETS APPLICABLE TO 11,359,963 SHARES ($0.01 PAR
   VALUE) OUTSTANDING - 100.00% .................................. $289,136,022
                                                                   ============

NET ASSET VALUE - AGGRESSIVE GROWTH FUND A CLASS
   ($135,865,143 / 5,242,870 SHARES) ..................................  $25.91
                                                                         ======
NET ASSET VALUE - AGGRESSIVE GROWTH FUND B CLASS
   ($103,299,488 / 4,133,364 SHARES) ..................................  $24.99
                                                                         ======
NET ASSET VALUE - AGGRESSIVE GROWTH FUND C CLASS
   ($32,234,746 / 1,303,157 SHARES) ...................................  $24.74
                                                                         ======
NET ASSET VALUE - AGGRESSIVE GROWTH FUND INSTITUTIONAL CLASS
   ($17,736,645 / 680,572 SHARES) .....................................  $26.06
                                                                         ======
COMPONENTS OF NET ASSETS AT APRIL 30,1999:
Common stock, $0.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to the
 Aggressive Growth Fund A Class, 1,000,000,000 shares allocated to the Aggressive Growth Fund B Class, 1,000,000,000 shares allocated to the Aggressive Growth Fund C Class, and
 1,000,000,000 shares allocated to the Aggressive Growth Fund
 Institutional Class ............................................  $235,305,338
Accumulated net realized gain on investments ....................    10,037,297
Net unrealized appreciation of investments ......................    43,793,387
                                                                   ------------
Total net assets ................................................  $289,136,022
                                                                   ============
-------------
Top 10 stock holdings, representing 28.81% of net assets, are printed in bold.

*Non-income producing security for the year ended April 30, 1999.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   AGGRESSIVE GROWTH FUND
Net asset value A Class (A) ............................................ $25.91
Sales charge (5.75% of offering price or 6.10% of the
   amount invested per share) (B) ......................................   1.58
                                                                         ------
Offering price ......................................................... $27.49
                                                                         ======
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

VOYAGEUR MUTUAL FUNDS III, INC. -
GROWTH STOCK FUND
STATEMENT OF NET ASSETS
APRIL 30, 1999

--------------------------------------------------------------------------------
                                                            NUMBER     MARKET
                                                          OF SHARES    VALUE
                                   ---------------------------------------------
COMMON  STOCK - 92.16%
AUTOMOBILES & AUTO PARTS - 3.49%
Genuine  Parts ............................................ 62,000   $1,860,000
                                                                    -----------
                                                                      1,860,000
                                                                    -----------
BANKING, FINANCE & INSURANCE - 7.49%
KeyCorp ................................................... 62,000    1,918,125
SouthTrust ................................................ 52,000    2,071,875
                                                                    -----------
                                                                      3,990,000
                                                                    -----------
CABLE, MEDIA & PUBLISHING - 3.45%
Gannett ................................................... 26,000    1,841,125
                                                                    -----------
                                                                      1,841,125
                                                                    -----------
CHEMICALS - 4.40%
Sigma-Aldrich ............................................. 72,000    2,344,500
                                                                    -----------
                                                                      2,344,500
                                                                    -----------
COMPUTERS & TECHNOLOGY - 8.45%
Automatic Data Processing ................................. 48,000    2,136,000
Hewlett-Packard ........................................... 30,000    2,366,250
                                                                    -----------
                                                                      4,502,250
                                                                    -----------
ELECTRONICS & ELECTRICAL EQUIPMENT - 3.44%
Intel ..................................................... 30,000    1,834,688
                                                                    -----------
                                                                      1,834,688
                                                                    -----------
ENERGY - 9.99%
Royal Dutch Petroleum ..................................... 45,000    2,640,937
Shell Transport & Trading - ADR ........................... 59,000    2,680,812
                                                                    -----------
                                                                      5,321,749
                                                                    -----------
FOOD, BEVERAGE & TOBACCO - 19.26%
Anheuser Busch ............................................ 31,000    2,266,875
ConAgra ................................................... 80,000    1,990,000
Philip Morris ............................................. 58,000    2,033,625
Sysco ..................................................... 70,000    2,078,125
UST ....................................................... 68,000    1,895,500
                                                                    -----------
                                                                     10,264,125
                                                                    -----------
HEALTHCARE & PHARMACEUTICALS - 9.25%
Abbott Laboratories ....................................... 37,000    1,792,188
Merck & Company ........................................... 24,000    1,686,000
Schering-Plough ........................................... 30,000    1,449,375
                                                                    -----------
                                                                      4,927,563
                                                                    -----------
INDUSTRIAL MACHINERY - 4.14%
Grainger (W.W.) ........................................... 44,000    2,208,250
                                                                    -----------
                                                                      2,208,250
                                                                    -----------
PACKAGING & CONTAINERS - 7.86%
Bemis ..................................................... 58,000    2,030,000
Illinois Tool Works ....................................... 28,000    2,156,000
                                                                   ------------
                                                                      4,186,000
                                                                   ------------
RETAIL - 10.94%
Albertson's ............................................... 34,000    1,751,000
Sherwin-Williams .......................................... 72,000    2,241,000
Wal-Mart Stores ........................................... 40,000    1,840,000
                                                                   ------------
                                                                      5,832,000
                                                                   ------------
Total Common Stock (cost $32,859,405) .....................          49,112,250
                                                                   ------------

--------------------------------------------------------------------------------
                                                         NUMBER        MARKET
                                                        OF SHARES      VALUE
                                     -------------------------------------------
SHORT-TERM INVESTMENTS - 5.05%
Norwest Advantage Treasury Fund ......................  2,691,513    $2,691,513
                                                                   ------------
Total Short-Term Investments
   (cost $2,691,513) .................................                2,691,513
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES - 97.21%
   (cost $35,550,918) ............................................  $51,803,763
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 2.79% ..........    1,485,883
                                                                   ------------
NET ASSETS APPLICABLE TO 1,642,452 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% .......................  $53,289,646
                                                                   ============

NET ASSET VALUE - GROWTH STOCK FUND A CLASS
   ($45,341,940 / 1,393,208 SHARES) .................................... $32.55
                                                                         ======
NET ASSET VALUE - GROWTH STOCK FUND B CLASS
   ($4,456,551 / 140,997 SHARES) ....................................... $31.61
                                                                         ======
NET ASSET VALUE - GROWTH STOCK FUND C CLASS
   ($1,631,387 / 51,620 SHARES) ........................................ $31.60
                                                                         ======
NET ASSET VALUE - GROWTH STOCK FUND INSTITUTIONAL CLASS
   ($1,859,768 / 56,627 SHARES) ........................................ $32.84
                                                                         ======

COMPONENTS OF NET ASSETS AT APRIL 30, 1999:
Common stock, $0.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to the Growth
   Stock Fund A Class, 1,000,000,000 shares allocated to the
   Growth Stock Fund B Class, 1,000,000,000 shares allocated to the
   Growth Stock Fund C Class, and 1,000,000,000 shares
   allocated to the Growth Stock Fund Institutional Class ......... $33,307,179
Undistributed net investment income ...............................      87,104
Accumulated net realized gain on investments ......................   3,642,518
Net unrealized appreciation of investments ........................  16,252,845
                                                                   ------------
Total net assets .................................................. $53,289,646
                                                                   ============
-------------
Top 10 stock holdings, representing 43.38% of net assets, are printed in bold.

ADR - American Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   GROWTH STOCK FUND
Net asset value A Class (A) ...........................................  $32.55
Sales charge (5.75% of offering price or 6.11% of the
   amount invested per share) (B) .....................................    1.99
                                                                         ------
Offering price ........................................................  $34.54
                                                                         ======
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $50,000 or more.

                             See accompanying notes
                                                        for growth of capital 13


VOYAGEUR MUTUAL FUNDS III, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED APRIL 30, 1999

--------------------------------------------------------------------------------
                                                      AGGRESSIVE       GROWTH
                                                        GROWTH         STOCK
                                                         FUND          FUND
                                     -------------------------------------------
INVESTMENT INCOME:
Interest ............................................    $722,954     $  66,846
Dividends ...........................................     218,777       814,959
                                                      -----------   -----------
                                                          941,731       881,805
                                                      -----------   -----------

EXPENSES:
Management fees .....................................   1,266,260       459,855
Distribution expense ................................     759,669       142,054
Dividend disbursing and transfer agent fees
   and expenses .....................................     640,608       116,992
Registration fees ...................................     126,511        33,089
Reports and statements to shareholders ..............      61,920        13,843
Professional fees ...................................      51,666        10,293
Accounting and administration .......................      50,462        16,635
Custodian fees ......................................      36,835            --
Taxes (other than taxes on income) ..................      34,125         5,030
Directors' fees .....................................       5,858         1,502
Other ...............................................     131,475         8,941
                                                      -----------   -----------
                                                        3,165,389       808,234
Less expenses waived or absorbed ....................    (520,747)      (12,464)
Less expenses paid indirectly .......................      (3,057)       (1,069)
                                                      -----------   -----------
Total operating expenses ............................   2,641,585       794,701
Interest expense ....................................       5,333            --
                                                      -----------   -----------
Total expenses ......................................   2,646,918       794,701
                                                      -----------   -----------

NET INVESTMENT INCOME (LOSS) ........................  (1,705,187)       87,104
                                                      -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain on investments ....................  12,710,334     5,370,799
Net change in unrealized appreciation/depreciation
   of investments ...................................  37,910,776    (1,052,537)
                                                      -----------   -----------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS ....................................  50,621,110     4,318,262
                                                      -----------   -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ................................... $48,915,923    $4,405,366
                                                      ===========   ===========

                             See accompanying notes

14 for growth of capital

VOYAGEUR MUTUAL FUNDS III, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          AGGRESSIVE GROWTH FUND             GROWTH STOCK FUND
                                                                        ---------------------------    ---------------------------
                                                                        YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                                         4/30/99           4/30/98         4/30/99        4/30/98
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss) ......................................... $ (1,705,187)    $  (139,791)   $    87,104     $    17,857
Net realized gain on investments .....................................   12,710,334       2,274,789      5,370,799       3,217,814
Net change in unrealized appreciation/depreciation of investments ....   37,910,776       5,806,360     (1,052,537)      8,777,754
                                                                       ------------     -----------    -----------     -----------
Net increase in net assets resulting from operations .................   48,915,923       7,941,358      4,405,366      12,013,425
                                                                       ------------     -----------    -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ...........................................................        --              --             --           (147,399)
   B Class ...........................................................        --              --             --               --
   C Class ...........................................................        --              --             --               --
   Institutional Class ...............................................        --              --             --               --

Net realized gain on investments:
   A Class ...........................................................     (759,414)     (1,197,178)    (2,792,065)     (2,640,914)
   B Class ...........................................................     (495,438)       (302,775)      (171,753)        (83,774)
   C Class ...........................................................     (167,011)       (121,344)       (85,614)        (64,003)
   Institutional Class ...............................................      (52,267)        (75,818)       (52,950)             (1)
                                                                       ------------     -----------    -----------     -----------
                                                                         (1,474,130)     (1,697,115)    (3,102,382)     (2,936,091)
                                                                       ------------     -----------    -----------     -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ...........................................................  107,585,600      31,439,897     10,358,617       8,650,407
   B Class ...........................................................   76,339,435      15,982,839      2,905,442         739,470
   C Class ...........................................................   24,808,778       5,425,395        701,988         294,728
   Institutional Class ...............................................   20,041,360       3,291,956      1,220,007         828,889
Net asset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
   A Class ...........................................................      729,836       1,077,585      2,653,394       2,660,669
   B Class ...........................................................      469,818         283,448        154,045          78,013
   C Class ...........................................................      160,488         116,190         77,672          63,798
   Institutional Class ...............................................       52,267          75,818         52,950               1
                                                                       ------------     -----------    -----------     -----------
                                                                        230,187,582      57,693,128     18,124,115      13,315,975
                                                                       ------------     -----------    -----------     -----------
Cost of shares repurchased:
   A Class ...........................................................  (28,350,998)    (10,065,175)    (9,955,086)    (12,995,728)
   B Class ...........................................................   (6,688,642)       (881,725)      (637,390)       (385,466)
   C Class ...........................................................   (3,619,801)       (403,052)      (293,684)       (148,914)
   Institutional Class ...............................................   (6,581,557)     (1,099,659)      (260,902)         (2,000)
                                                                        -----------       ---------        -------         -------
                                                                        (45,240,998)    (12,449,611)   (11,147,062)    (13,532,108)
                                                                       ------------     -----------    -----------     -----------
Increase (decrease) in net assets derived from
capital share transactions ...........................................  184,946,584      45,243,517      6,977,053        (216,133)
                                                                       ------------     -----------    -----------     -----------

NET INCREASE IN NET ASSETS ...........................................  232,388,377      51,487,760      8,280,037       8,861,201

NET ASSETS:
Beginning of year ....................................................   56,747,645       5,259,885     45,009,609      36,148,408
                                                                       ------------     -----------    -----------     -----------
End of year .......................................................... $289,136,022     $56,747,645    $53,289,646     $45,009,609
                                                                       ============     ===========    ===========     ===========

                             See accompanying notes
                                                        for growth of capital 15

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                                   AGGRESSIVE GROWTH FUND A CLASS
                                                            -----------------------------------------------------------------------
                                                                                                                      PERIOD FROM
                                                            YEAR ENDED      YEAR ENDED    YEAR ENDED   YEAR ENDED     5/16/94(1) TO
                                                              4/30/99       4/30/98(2)      4/30/97      4/30/96      4/30/95
Net asset value, beginning of period .....................    $20.570       $11.770        $13.080     $10.400        $10.000

Income (loss) from investment operations:
   Net investment loss ...................................     (0.203)       (0.052)        (0.180)     (0.100)        (0.090)
   Net realized and unrealized gain on investments .......      5.910        11.127          0.960       3.270          0.490
                                                             --------       -------         ------      ------         ------
   Total from investment operations ......................      5.707        11.075          0.780       3.170          0.400
                                                             --------       -------         ------      ------         ------

Less distributions:
   Distributions from net realized gain
     on investments ......................................     (0.367)       (2.275)        (2.090)     (0.400)          --
   Return of capital .....................................       --            --             --        (0.090)          --
                                                             --------       -------         ------      ------         ------
   Total distributions ...................................     (0.367)       (2.275)        (2.090)     (0.490)          --
                                                             --------       -------         ------      ------         ------
Net asset value, end of period ...........................    $25.910       $20.570        $11.770     $13.080        $10.400
                                                             ========       =======         ======      ======         ======

Total return(3) ..........................................      28.43%        98.60%          4.34%      31.02%          4.00%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............   $135,865       $31,926         $4,944      $4,334         $2,189
   Ratio of expenses to average net assets ...............       1.67%         1.75%          1.84%       2.01%          1.74%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly .....       2.06%         2.29%          2.65%       2.74%          2.97%
   Ratio of net investment loss to average
     net assets ..........................................      (0.95%)       (0.69%)        (1.38%)     (1.00%)        (1.21%)
   Ratio of net investment loss to average
     net assets prior to expense limitation and
     expenses paid indirectly ............................      (1.34%)       (1.23%)        (2.19%)     (1.73%)        (2.44%)
   Portfolio turnover ....................................        313%          356%           180%        166%            88%

(Restubbed from previous page)

                                                                         AGGRESSIVE GROWTH FUND B CLASS
                                                            ---------------------------------------------------------
                                                                                                        PERIOD FROM
                                                            YEAR ENDED      YEAR ENDED    YEAR ENDED    4/16/96(1) TO
                                                              4/30/99       4/30/98(2)      4/30/97     4/30/96
Net asset value, beginning of period .................      $ 20.000        $11.570       $13.060       $11.910

Income (loss) from investment operations:
   Net investment loss ...............................        (0.350)        (0.061)       (0.210)       (0.010)
   Net realized and unrealized gain on investments ...         5.707         10.766         0.810         1.160
                                                             -------        -------       -------       -------
   Total from investment operations ..................         5.357         10.705         0.600         1.150
                                                             -------        -------       -------       -------

Less distributions:
   Distributions from net realized gain
     on investments ..................................        (0.367)        (2.275)       (2.090)         --
   Return of capital .................................          --             --            --            --
                                                             -------        -------       -------       -------
   Total distributions ...............................        (0.367)        (2.275)       (2.090)         --
   --------                                                  --------       --------      --------
Net asset value, end of period .......................       $24.990        $20.000       $11.570       $13.060
                                                             =======        =======       =======       =======

Total return(3) ......................................         27.41%         97.12%         2.84%         9.66%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........      $103,299        $16,539           $95            $0
   Ratio of expenses to average net assets ...........          2.42%          2.50%         2.57%         1.86%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly .          2.81%          3.04%         3.37%         1.86%
   Ratio of net investment loss to average
     net assets ......................................         (1.70%)        (1.44%)       (1.97%)       (1.39%)
   Ratio of net investment loss to average
     net assets prior to expense limitation and
     expenses paid indirectly ........................         (2.09%)        (1.98%)       (2.77%)       (1.39%)
   Portfolio turnover ................................           313%           356%          180%          166%

----------------------
1 Date of initial public offering; ratios have been annualized and total return has not been annualized.
2 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

16 for growth of capital

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                              Aggressive Growth Fund
                                                                                      C Class
                                                            --------------------------------------------------------------
                                                                                                              Period from
                                                            Year Ended  Year Ended   Year Ended   Year Ended   5/20/94(1)
                                                              4/30/99    4/30/98(2)    4/30/97      4/30/96    to 4/30/95
Net asset value, beginning of period ......................   $19.800     $11.470      $12.880     $10.330      $10.000

Income (loss) from investment operations:
   Net investment loss ....................................    (0.345)     (0.071)      (0.230)     (0.210)      (0.160)
   Net realized and unrealized gain on investments ........     5.652      10.676        0.910       3.250        0.490
                                                              -------     -------      -------     -------      -------
   Total from investment operations .......................     5.307      10.605        0.680       3.040        0.330
                                                              -------     -------      -------     -------      -------

Less distributions:
   Distributions from net realized gain on investments ....    (0.367)     (2.275)      (2.090)     (0.400)        --
   Return of capital ......................................      --          --           --        (0.090)        --
                                                              -------     -------      -------     -------      -------
   Total distributions ....................................    (0.367)     (2.275)      (2.090)     (0.490)        --
                                                              -------     -------      -------     -------      -------
Net asset value, end of period ............................   $24.740     $19.800      $11.470     $12.880      $10.330
                                                              =======     =======      =======     =======      =======

Total return(3)............................................    27.45%      96.99%        3.58%      29.96%        3.30%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $32,235      $5,892         $222        $150         $128
Ratio of expenses to average net assets                         2.42%       2.50%        2.62%       2.77%        2.40%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......     2.81%       3.04%        3.43%       3.50%        3.50%
   Ratio of net investment loss to average net assets .....    (1.70%)     (1.44%)      (2.02%)     (1.73%)      (1.80%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly ...........................................    (2.09%)     (1.98%)      (2.83%)     (2.46%)      (2.90%)
   Portfolio turnover .....................................      313%        356%         180%        166%          88%

(RESTUBBED TABLE)

                                                                        Aggressive Growth Fund
                                                                          Institutional Class
                                                                   -------------------------------------
                                                                                           Period from
                                                                   Year Ended              8/29/97(1) to
                                                                      4/30/99               4/30/982(2)
Net asset value, beginning of period ......................           $20.640                 $17.150

Income (loss) from investment operations:
   Net investment loss ....................................            (0.155)                 (0.019)
   Net realized and unrealized gain on investments ........             5.942                   5.539
                                                                      -------                 -------
   Total from investment operations .......................             5.787                   5.520
                                                                      -------                 -------
Less distributions:
   Distributions from net realized gain on investments ....            (0.367)                 (2.030)
   Return of capital ......................................              --                      --
                                                                      -------                 -------
   Total distributions ....................................            (0.367)                 (2.030)
                                                                      -------                 -------
Net asset value, end of period ............................           $26.060                 $20.640
                                                                      =======                 =======

Total return(3) ...........................................            28.73%                  34.68%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................           $17,737                  $2,391
Ratio of expenses to average net assets ...................             1.42%                   1.50%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......             1.81%                   2.04%
   Ratio of net investment loss to average net assets .....            (0.70%)                 (0.44%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly ...........................................            (1.09%)                 (0.98%)
   Portfolio turnover .....................................              313%                    356%

----------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                        for growth of capital 17


Financial Highlights (Continued)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                               Growth Stock Fund A Class
                                                            ------------------------------------------------------------

                                                            Year Ended   Year Ended  Year Ended   Year Ended  Year Ended
                                                              4/30/99    4/30/98(2)    4/30/97     4/30/96      4/30/95
Net asset value, beginning of period ......................   $31.830     $25.340      $23.660     $19.910      $17.510

Income (loss) from investment operations:
   Net investment income (loss) ...........................     0.075       0.029        0.160       0.080        0.150
   Net realized and unrealized gain on investments ........     2.790       8.591        3.360       4.820        2.770
                                                              -------     -------      -------     -------      -------
   Total from investment operations .......................     2.865       8.620        3.520       4.900        2.920
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income ...................    --          (0.113)      (0.080)     (0.110)      (0.130)
   Distributions from net realized gain on investments ....    (2.145)     (2.017)      (1.760)     (1.040)      (0.390)
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions ......................    (2.145)     (2.130)      (1.840)     (1.150)      (0.520)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period ............................   $32.550     $31.830      $25.340     $23.660      $19.910
                                                              =======     =======      =======     =======      =======

Total return(3)............................................     9.56%      35.27%       15.27%      25.00%       17.04%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $45,342     $41,196      $34,255     $28,956      $23,651
   Ratio of expenses to average net assets ................     1.68%       1.75%        1.72%       1.78%        1.90%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......     1.71%       1.82%        1.72%       1.87%        1.99%
   Ratio of net investment income (loss) to average
     net assets ...........................................     0.25%       0.07%        0.68%       0.36%        0.75%
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation and
     expenses paid indirectly .............................     0.22%         --         0.68%       0.27%        0.66%
   Portfolio turnover .....................................       36%          9%          29%         37%          22%

(RESTUBBED TABLE)

                                                                            Growth Stock Fund B Class
                                                               -------------------------------------------------
                                                                                                     Period from
                                                               Year Ended  Year Ended   Year Ended   9/8/95(1) to
                                                               4/30/99     4/30/98(2)   4/30/97       4/30/96(1)
Net asset value, beginning of period ......................    $31.200      $24.930     $23.390       $21.640

Income (loss) from investment operations:
   Net investment income (loss) ...........................     (0.149)      (0.165)       --           0.060
   Net realized and unrealized gain on investments ........      2.704        8.425       3.300         2.960
                                                               -------      -------     -------       -------
   Total from investment operations .......................      2.555        8.260       3.300         3.020
                                                               -------      -------     -------       -------
Less dividends and distributions:
   Dividends from net investment income ...................       --           --          --          (0.230)
   Distributions from net realized gain on investments ....     (2.145)      (1.990)     (1.760)       (1.040)
                                                               -------      -------     -------       -------
   Total dividends and distributions ......................     (2.145)      (1.990)     (1.760)       (1.270)
                                                               -------      -------     -------       -------
Net asset value, end of period ............................    $31.610      $31.200     $24.930       $23.390
                                                               =======      =======     =======       =======

Total return(3)............................................      8.72%       34.29%      14.50%        14.37%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................     $4,457       $1,903      $1,182          $454
   Ratio of expenses to average net assets ................      2.43%        2.50%       2.47%         2.41%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......      2.46%        2.57%       2.47%         2.50%
   Ratio of net investment income (loss) to average
     net assets ...........................................     (0.50%)      (0.67%)     (0.01%)       (0.62%)
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation and
     expenses paid indirectly .............................     (0.53%)      (0.74%)     (0.01%)       (0.71%)
   Portfolio turnover .....................................        36%           9%         29%           37%

----------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact Of a sales charge.


                             See accompanying notes

18 for growth of capital


Financial Highlights (Continued)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                         Growth Stock Fund                     Growth Stock Fund
                                                                             C Class                         Institutional Class
                                                           ----------------------------------------------  -------------------------
                                                                                             Period from               Period from
                                                           Year Ended  Year Ended  Year Ended 10/21/95(1)  Year Ended    8/29/97(1)
                                                            4/30/99    4/30/98(2)   4/30/97    to 4/30/96    4/30/99   to 4/30/98(2)
Net asset value, beginning of period ...................... $31.190     $24.930    $23.430     $22.610      $32.030     $27.520

Income from investment operations:
   Net investment income (loss) ...........................  (0.149)     (0.192)     0.070       0.110        0.153       0.047
   Net realized and unrealized gain on investments ........   2.704       8.442      3.220       2.000        2.802       5.803
                                                            -------     -------    -------     -------      -------     -------
   Total from investment operations .......................   2.555       8.250      3.290       2.110        2.955       5.850
                                                            -------     -------    -------     -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income ...................    --          --       (0.030)     (0.250)        --        (0.040)
   Distributions from net realized gain on investments ....  (2.145)     (1.990)    (1.760)     (1.040)      (2.145)     (1.300)
                                                            -------     -------    -------     -------      -------     -------
   Total dividends and distributions ......................  (2.145)     (1.990)    (1.790)     (1.290)      (2.145)     (1.340)
                                                            -------     -------    -------     -------      -------     -------
Net asset value, end of period ............................ $31.600     $31.190    $24.930     $23.430      $32.840     $32.030
                                                            =======     =======    =======     =======      =======     =======
Total return(3) ...........................................   8.72%      34.25%     14.42%       9.72%        9.79%      21.41%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................  $1,631      $1,112       $712        $104       $1,860        $799
Ratio of expenses to average net assets ...................   2.43%       2.50%      2.47%       2.35%        1.43%       1.50%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......   2.46%       2.57%      2.47%       2.43%        1.46%       1.57%
   Ratio of net investment income (loss) to average
     net assets ...........................................  (0.50%)     (0.67%)     0.14%      (0.65%)       0.50%       0.33%
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation and expenses
     paid indirectly ......................................  (0.53%)     (0.74%)     0.14%      (0.73%)       0.47%       0.26%
   Portfolio turnover .....................................     36%          9%        29%         37%          36%          9%

----------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                        for growth of capital 19

VOYAGEUR MUTUAL FUNDS III, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999
--------------------------------------------------------------------------------
Voyageur Mutual Funds III, Inc. is registered as a Delaware Business Trust and offers three series: Aggressive Growth Fund, Growth Stock Fund and Tax-Efficient Equity Fund. These financial statements and the related notes pertain to Aggressive Growth Fund and Growth Stock Fund (each referred to as a "Fund" or collectively as the "Funds"). The Funds are registered as diversified open-end investment companies under the Investment Company Act of 1940, as amended. Each Fund offers four classes of shares. The A Class carries a front end sales charge of 5.75%. The B Class carries a back end sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The Aggressive Growth Fund's objective is to seek long-term capital appreciation by investing primarily in equity securities of companies which the Fund manager believes have the potential for high earnings growth. The Growth Stock Fund's objective is to seek long-term capital appreciation through investment in equity securities diversified through companies and industries.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Each Fund declares and pays dividends from net investment income and capital gains, if any, semi-annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $3,057 for Aggressive Growth Fund and $1,069 for Growth Stock Fund for the period ended April 30, 1999. The "soft dollar" reimbursement is combined as expenses paid indirectly in the Statement of Operations.

2. Investment Management and Other Transactions with Affiliates
Effective April 1, 1999, for Aggressive Growth Fund and April 15, 1999, for Growth Stock Fund, the Funds pay DMC, the Investment Manager of the Funds, an annual fee which is calculated daily on the net assets, less fees paid to unaffiliated directors, as follows:

Aggressive Growth Fund               Growth Stock Fund
---------------------------------    -------------------------------------
On the first $500 million ...0.75%   On the first $500 million ......0.65%
On the next $500 million ....0.70%   On the next $500 million .......0.60%
On the next $1,500 million ..0.65%   On the next $1,500 million .....0.55%
Over $2,500 million .........0.60%   Over $2,500 million ............0.50%

Prior to April 1, 1999, and April 15, 1999, respectively, both Funds paid DMC an annual fee of 1.00% of average net assets.

DMC has entered into a sub-advisory agreement with Voyageur Asset Management Inc. with respect to the management of the Growth Stock Fund. The sub-advisor receives a sub-advisory fee from DMC for their services. The Growth Stock Fund does not pay any fees to the sub-advisor.

DMC has elected to waive that portion of the management fee and reimburse each Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses, exceed 1.50% of each Funds average daily net assets through June 30, 1999.

The Funds have engaged DSC, an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

At April 30, 1999, the Funds had payables to affiliates as follows:

                                                       Aggressive     Growth
                                                       Growth Fund   Stock Fund
                                                       -----------   ----------
Investment Management fee payable to DMC .............   $105,746     $51,106
Dividend disbursing, transfer agent fees, accounting
   fees and other expenses payable to DSC ............     91,631      13,389
Other expenses payable to DMC and affiliates .........     41,398      10,606

Pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. No distribution expenses are paid by the Institutional Class.

For the year ended April 30, 1999, DDLP earned commissions on sales of the A Class shares for each Fund as follows:

                                                       Aggressive      Growth
                                                       Growth Fund   Stock Fund
                                                       -----------   ----------
                                                        $237,356      $12,075

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Funds.

20 for growth of capital

--------------------------------------------------------------------------------
3. Investments
During the year ended April 30, 1999, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Funds as follows:

                                                      Aggressive      Growth
                                                      Growth Fund   Stock Fund
                                                     ------------   ----------
Purchases .......................................    $540,099,204   $17,545,094
Sales ...........................................     386,118,564    15,862,112


At April 30, 1999, the Funds aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                      Aggressive      Growth
                                                      Growth Fund   Stock Fund
                                                     ------------   ----------
Cost of investments ..............................   $250,787,333  $35,550,918
                                                     ============  ===========
Aggregate unrealized appreciation ................   $ 46,954,991  $16,748,543
Aggregate unrealized depreciation ................     (3,897,505)    (495,698)
                                                     ------------  -----------
Net unrealized appreciation ......................   $ 43,057,486 $16,252,845
                                                     ============  ===========

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                        Aggressive Growth Fund      Growth Stock Fund
                                                       -----------------------   -----------------------
                                                       Year Ended   Year Ended   Year Ended   Year Ended
                                                         4/30/99      4/30/98     4/30/99      4/30/98
Shares sold:
   A Class .......................................      5,016,591   1,644,240      334,779     289,387
   B Class .......................................      3,616,171     849,561       96,281      24,380
   C Class .......................................      1,179,159     292,993       23,019      10,214
   Institutional Class ...........................        875,879     170,504       38,269      24,996

Shares issued upon reinvestment of distributions from
  net investment income and net realized gain on
  investments:
   A Class .......................................         38,251      62,779       86,732      90,233
   B Class .......................................         25,354      16,905        5,158       2,689
   C Class .......................................          8,751       7,005        2,601       2,198
   Institutional Class ...........................          2,729       4,398        1,718         --
                                                       ----------  ----------   ----------  ----------
                                                       10,762,885   3,048,385     588,557      444,097
                                                       ----------  ----------   ----------  ----------
Shares repurchased:
   A Class .......................................     (1,364,098)   (575,071)    (322,631)   (437,377)
   B Class .......................................       (334,921)    (47,894)     (21,442)    (13,459)
   C Class .......................................       (182,318)    (21,760)      (9,654)     (5,301)
   Institutional Class ...........................       (313,880)    (59,058)      (8,295)        (61)
                                                       ----------  ----------   ----------  ----------
                                                       (2,195,217)   (703,783)   (362,022)    (456,198)
                                                       ----------  ----------   ----------  ----------

Net increase (decrease) ..........................      8,567,668   2,344,602      226,535     (12,101)
                                                       ==========  ==========   ==========  ==========

5. Lines of Credit
The committed lines of credit are $500,000 and $1,600,000 for the Aggressive Growth Fund and the Growth Stock Fund, respectively. No amounts were outstanding at April 30, 1999, or at any time during the fiscal year.

                                                        for growth of capital 21

VOYAGEUR MUTUAL FUNDS III, INC.
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
VOYAGEUR MUTUAL FUNDS III, INC. - AGGRESSIVE GROWTH FUND
VOYAGEUR MUTUAL FUNDS III, INC. - GROWTH STOCK FUND

We have audited the accompanying statements of net assets of Aggressive Growth Fund and Growth Stock Fund (the "Funds") as of April 30, 1999, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through April 30, 1997 were audited by other auditors whose report dated June 13, 1997 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at April 30, 1999, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                                  /s/ ERNST & YOUNG LLP
                                                  ------------------------------
                                                      Ernst & Young LLP
Philadelphia, Pennsylvania
June 4, 1999

22 for growth of capital


PROXY RESULTS (UNAUDITED)
--------------------------------------------------------------------------------
For the fiscal year ended April 30, 1999, Voyageur Mutual Funds III, Inc.'s Aggressive Growth Fund and Growth Stock Fund's shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999. The description of each proposal and number of shares voted are as follows.

1. To elect the Fund's Board of Directors:

For the Aggressive Growth Fund:

                                        Shares Voted  Shares Voted Shares Voted
                                            For          Against     Abstain
                                        ----------------------------------------
Jeffrey J. Nick .......................   8,940,412          --      663,888
Walter P. Babich ......................   8,960,306          --      643,994
Anthony D. Knerr ......................   8,967,847          --      636,453
Ann R. Leven ..........................   8,969,376          --      634,924
Thomas F. Madison .....................   8,969,376          --      634,924
Charles E. Peck .......................   8,969,376          --      634,924
Wayne A. Stork ........................   8,969,958          --      634,342
Jan L. Yeomans ........................   8,969,958          --      634,342

For the Growth Stock Fund:

Jeffrey J. Nick .......................   8,940,412          --      663,888
Walter P. Babich ......................   8,960,306          --      643,994
Anthony D. Knerr ......................   8,967,847          --      636,453
Ann R. Leven ..........................   8,969,376          --      634,924
Thomas F. Madison .....................   8,969,376          --      634,924
Charles E. Peck .......................   8,969,376          --      634,924
Wayne A. Stork ........................   8,969,958          --      634,342
Jan L. Yeomans ........................   8,969,958          --      634,342


2. To approve the reclassification of the Fund's investment objective from fundamental to non-fundamental.

                                        Shares Voted  Shares Voted Shares Voted
                                            For          Against     Abstain
                                        ----------------------------------------

Aggressive Growth Fund ................   1,752,790     115,045      132,490
Growth Stock Fund .....................     401,966      21,335       27,017

3. To approve standardized fundamental investment restrictions for the Fund (proposal involves separate votes on seven sub-proposals 4A-4G).

3A. To adopt a new fundamental investment restriction concerning concentration of the Fund's investments in the same industry.

                                        Shares Voted  Shares Voted Shares Voted
                                            For          Against     Abstain
                                        ----------------------------------------

Aggressive Growth Fund ................   1,782,522      84,084      133,716
Growth Stock Fund .....................     405,620      16,828       27,871

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.
                                        Shares Voted  Shares Voted Shares Voted
                                            For          Against     Abstain
                                        ----------------------------------------

Aggressive Growth Fund ................   1,753,894     108,558      137,872
Growth Stock Fund .....................     399,563      19,817       30,938

3C. To adopt a new fundamental investment restriction concerning underwriting.

                                        Shares Voted  Shares Voted Shares Voted
                                            For          Against     Abstain
                                        ----------------------------------------

Aggressive Growth Fund ................   1,763,846      78,770      157,708
Growth Stock Fund .....................     403,321      15,455       31,541
                                                        for growth of capital 23


PROXY RESULTS (CONTINUED)
--------------------------------------------------------------------------------

3D. To adopt a new fundamental investment restriction concerning investments in real estate.

                                        Shares Voted  Shares Voted Shares Voted
                                            For          Against     Abstain
                                        ----------------------------------------

Aggressive Growth Fund ................   1,754,839     111,328      134,159
Growth Stock Fund .....................     400,748      19,435       30,136

3E. To adopt a new fundamental investment restriction concerning investments in commodities.
                                        Shares Voted  Shares Voted Shares Voted
                                            For          Against     Abstain
                                        ----------------------------------------

Aggressive Growth Fund ................   1,760,575     102,834      136,915
Growth Stock Fund .....................     395,498      22,291       32,528

3F. To adopt a new fundamental investment restriction concerning lending by the Fund.

                                        Shares Voted  Shares Voted Shares Voted
                                            For          Against     Abstain
                                        ----------------------------------------

Aggressive Growth Fund ................   1,756,769     100,103      143,452
Growth Stock Fund .....................     400,954      17,272       32,092

3G. To reclassify all current fundamental investment restrictions as non-fundamental.

                                        Shares Voted  Shares Voted Shares Voted
                                            For          Against     Abstain
                                        ----------------------------------------

Aggressive Growth Fund ................   1,744,077     110,157      146,092
Growth Stock Fund .....................     392,166      25,861       32,291

4. To approve a new investment management agreement with Delaware Management Company for the Fund.
                                        Shares Voted  Shares Voted Shares Voted
                                            For          Against     Abstain
                                        ----------------------------------------

Aggressive Growth Fund ................   4,642,069     115,431      197,938
Growth Stock Fund .....................     601,773      22,254       31,222

5. To approve a new sub-advisor agreement with Voyageur Asset Management, Inc. for the Voyageur Mutual Funds III, Inc.'s Growth Stock Fund.
                                        Shares Voted  Shares Voted Shares Voted
                                            For          Against     Abstain
                                        ----------------------------------------

Aggressive Growth Fund ................       N/A          N/A         N/A
Growth Stock Fund .....................     606,078      15,912       33,260

6. To ratify the selection of Ernst & Young LLP, as the independent auditors for Voyageur Mutual Funds III, Inc.
                                        Shares Voted  Shares Voted Shares Voted
                                            For          Against     Abstain
                                        ----------------------------------------

Aggressive Growth Fund ................   8,888,723     172,794      542,769
Growth Stock Fund .....................   8,888,723     172,794      542,769

7. To approve the restructuring of the Voyageur Mutual Funds III, Inc. from a Maryland Corporation into a Delaware Business Trust.

                                        Shares Voted  Shares Voted Shares Voted
                                            For          Against     Abstain
                                        ----------------------------------------

Aggressive Growth Fund ................   7,075,853     172,794      542,769
Growth Stock Fund                         7,075,853     172,794      542,769

DELAWARE INVESTMENTS FAMILY OF FUNDS

FOR GROWTH OF CAPITAL                FOR CURRENT INCOME
Aggressive Growth Fund               Delchester Fund
Trend Fund                           High-Yield Opportunities Fund
DelCap Fund                          Strategic Income Fund
Small Cap Value Fund                 Corporate Bond Fund
U.S. Growth Fund                     Extended Duration Bond Fund
Growth Stock Fund                    U.S. Government Fund
Tax-Efficient Equity Fund            U.S. Government Securities Fund
Social Awareness Fund                Limited-Term Government Fund

FOR TOTAL RETURN                     FOR TAX-EXEMPT INCOME
Blue Chip Fund                       National High Yield Municipal Bond Fund
Devon Fund                           Tax-Free USA Fund
Growth and Income Fund               Tax-Free Insured Fund
Decatur Equity Income Fund           Tax-Free USA Intermediate Fund
REIT Fund                            State Tax-Free Funds*
Delaware Balanced Fund
                                     MONEY MARKET FUNDS
FOR INTERNATIONAL DIVERSIFICATION    Delaware Cash Reserve
Emerging Markets Fund                Tax-Free Money Fund
New Pacific Fund
Overseas Equity Fund                 ASSET ALLOCATION FUNDS
International Equity Fund            Growth Portfolio
Global Equity Fund                   Balanced Portfolio
Global Bond Fund                     Income Portfolio

                                      * Available for the following states:
                                      Arizona, California, Colorado, Florida,
                                      Idaho, Iowa, Kansas, Minnesota, Missouri,
                                      North Dakota, New Jersey, New Mexico, New
                                      York, Ohio, Oregon, Pennsylvania, Utah,
                                      Washington, Wisconsin. Insured and
                                      intermediate bond funds are available in selected states.
funds
                                      Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

THIS ANNUAL REPORT IS FOR THE INFORMATION OF AGGRESSIVE GROWTH FUND AND GROWTH STOCK FUND shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Aggressive Growth Fund and Growth Stock Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors                         Affiliated Officers

WAYNE A. STORK                             GEORGE M. CHAMBERLAIN, JR.
Chairman                                   Senior Vice President, Secretary
Delaware Investments Family of Funds       and General Counsel
Philadelphia, PA                           Delaware Investments Family of Funds
                                           Philadelphia, PA
WALTER P. BABICH
Board Chairman, Citadel Constructors,      BRUCE D. BARTON
  Inc.                                     President and Chief Executive Officer
King of Prussia, PA                        Delaware Distributors, L.P.
                                           Philadelphia, PA
DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation                                                         directors
St. Paul, Minnesota                                                   & officers
--------------------------------------------------------------------------------
INVESTMENT MANAGER                         SHAREHOLDER SERVICING,
Delaware Management Company                DIVIDEND DISBURSING
Philadelphia, Pennsylvania                 AND TRANSFER AGENT
                                           Delaware Service Company, Inc.
INTERNATIONAL AFFILIATE                    Philadelphia, Pennsylvania
Delaware International Advisers Ltd.
London, England                            1818 Market Street
                                           Philadelphia, PA 19103-3682
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

When used with prospective investors, this report must be preceded or accompanied by a current Aggressive Growth Fund and Growth Stock Fund

Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from

Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

DELAWARE
INVESTMENTS
=====================
Philadelphia o London

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(1785)
AR-316[4/99]PPL6/99